UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 16, 2025

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(IRS Employer Identification No.)	(IRS Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name, former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.
Ordinary Shares each represented by American Depositary Shares ($1.66 par value) Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust
	CUK	New York Stock Exchange, Inc.
1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 16, 2025 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 967,256,171 shares entitled to vote were received in connection with the Annual Meetings.

All of the nominees were elected at the Annual Meetings to serve as directors of Carnival Corporation and Carnival plc until the next annual meetings of shareholders. Carnival Corporation and Carnival plc’s shareholders also approved all other proposals that were submitted at the Annual Meetings, as recommended by the Boards of Directors.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	758,869,847	33,570,073	1,612,966	173,203,284
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	757,133,725	35,184,590	1,734,571	173,203,284
3.	To re-elect Jason Glen Cahilly as a director of Carnival Corporation and Carnival plc	786,290,220	6,206,734	1,555,932	173,203,284
4.	To re-elect Nelda J. Connors as a director of Carnival Corporation and Carnival plc	757,129,176	35,306,846	1,616,864	173,203,284
5.	To re-elect Helen Deeble as a director of Carnival Corporation and Carnival plc	785,905,401	6,589,577	1,557,909	173,203,284
6.	To re-elect Jeffrey J. Gearhart as a director of Carnival Corporation and Carnival plc	786,675,263	5,810,778	1,566,846	173,203,284
7.	To re-elect Katie Lahey as a director of Carnival Corporation and Carnival plc	781,922,748	9,921,838	2,208,301	173,203,284
8.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	713,556,673	78,022,722	2,473,490	173,203,284
9.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	722,701,499	68,920,235	2,431,152	173,203,284
10.	To re-elect Josh Weinstein as a director of Carnival Corporation and Carnival plc	776,070,316	16,400,223	1,582,348	173,203,284
11.	To re-elect Randy Weisenburger as a director of Carnival Corporation and Carnival plc	691,859,561	99,773,063	2,420,262	173,203,284
Other Matters.
12.	To hold a (non-binding) advisory vote to approve executive compensation	775,986,288	15,710,791	2,355,806	173,203,284

	Proposal	For	Against	Abstain	Broker Non-Votes
13.	To hold a (non-binding) advisory vote to approve the Carnival plc Directors’ Remuneration Report (other than the section containing the Carnival plc Directors’ Remuneration Policy)	776,096,164	15,947,025	2,009,697	173,203,284
14.	To approve the Carnival plc Directors’ Remuneration Policy set out in Section 3 of Part II of the Carnival plc Directors’ Remuneration Report	785,100,168	6,816,641	2,136,076	173,203,284
15.	To appoint Deloitte LLP as independent auditor for Carnival plc and to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for Carnival Corporation	960,856,909	3,929,409	2,469,852	0
16.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditor of Carnival plc	959,950,461	4,143,834	3,161,875	0
17.	To receive the accounts and reports of the Directors and auditor of Carnival plc for the year ended November 30, 2024	960,097,778	2,339,453	4,818,939	0
18.	To approve the giving of authority for the allotment of new shares by Carnival plc	919,581,614	44,044,556	3,630,000	0
19.	To approve, subject to Proposal 18 passing, the disapplication of pre-emption rights in relation to the allotment of new shares and sale of treasury shares by Carnival plc	945,222,787	17,149,064	4,884,320	0
20.	To approve the amendment to the Carnival Corporation 1993 Employee Stock Purchase Plan.	789,858,205	2,395,436	1,799,246	173,203,284

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel

Date:	April 18, 2025	Date:	April 18, 2025